Exhibit 99.1

CORRECTION - Vocodia Announces Founder and Management Team Investments in Company IPO

In a release issued under the same headline yesterday, March 26th, please note that the date of Vocodia’s IPO completion should be February 26th, not February 22nd, as previously stated. The corrected release follows:

CHICAGO, March 27, 2024 -- Vocodia Holdings Corp. (CBOE: VHAI) (“Vocodia” or the “Company”), an AI software company that builds practical AI functions, today announced that the Company’s senior management team invested in Vocodia’s Initial Public Offering (“IPO”) that was completed on February 26, 2024.

Brian Podolak, Co-Founder, Chief Executive Officer and Director of Vocodia, invested $400,000 through the purchase of 94,117 units of the IPO. James Sposato, Co-Founder, Chief Technology Officer and Director, and Scott Silverman, Chief Financial Officer, also participated in the IPO. All units were purchased at the offering price of $4.25.

Mr. Podolak commented, “The team and I are proud to demonstrate our strong belief in Vocodia’s future growth by participating alongside our investors in the Company’s IPO.”

Following the IPO, Mr. Podolak and Mr. Sposato each hold approximately 1.1 million shares of Vocodia’s common stock and Mr. Silverman holds approximately 131,000 shares.

A true pioneer in the field, Vocodia’s proprietary AI boasts dedicated phone switches capable of handling 20,000 calls simultaneously, eradicating hold times and propelling the client company into a new era of efficiency and customer satisfaction.

About Vocodia Holdings Corp.

Vocodia is an AI software company that build practical AI functions and makes them easily obtainable for businesses on cloud-based platform solutions at low costs and scalable to multiagent vast enterprise solutions. Vocodia is a conversational AI software developer and provider that offers scalable enterprise-level AI sales and customer service solutions which allow for AI sales representatives to reduce human labor costs and responsibilities while increasing the reach and efficacy of human-led, purposeful, agenda driven and conversational communications. Vocodia deliver its patent pending conversational AI software in the form of Digital Intelligent Sales Agents (the “DISAs”), which are built with AI software programmed to sound and feel human and to perform business tasks that require humans to converse with one another effectively, and thus to provide the best representation for each of its customers’ businesses. For more information, please visit: www.vocodia.com

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” strategy,” “future,” “likely,” “may,”, “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.  Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks and uncertainties more fully in the section captioned “Risk Factors” in the Company’s Registration Statement on Form S-1 related to the public offering (SEC File No. File No. 333-269489) and other reports we file with the SEC. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, our actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this announcement are made as of this date, and undertake no duty to update such information except as required under applicable law.

Contact:
Jeff Ramson
PCG Advisory
646-863-6893
jramson@pcgadvisory.com